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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 JANUARY 1, 2004
                Date of Report (Date of Earliest Event Reported)



                              THE CHINA FUND, INC.
             (Exact Name of Registrant as Specified in Its Charter)




         MARYLAND                     811-6651                 000000000
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)         Identification Number)



 225 FRANKLIN STREET, BOSTON, MASSACHUSETTS                        02110
   (Address of Principal Executive Offices)                     (Zip Code)


                                 1(888) 246-2255
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9. REGULATION FD DISCLOSURE.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the monthly Insight report of the Fund's Listed Investment Manager.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2004



                                        By: /s/ Mary Moran Zeven
                                            ----------------------
                                            Name: Mary Moran Zeven
                                            Title: Secretary



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